UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2026

MASSIMO GROUP
(Exact name of registrant as specified in its charter)

Nevada	001-41994	92-0790263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 W Miller Road Garland, TX	75041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 866-403-5272

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MAMO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 3, 2026, Massimo Group issued a press release announcing that it has entered into a non-binding Letter of Intent to acquire 100% of the equity interests of FST Development Company Limited, a technology company specializing in intelligent hardware and AI-driven system-level solutions. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are based on current expectations, estimates, projections, and assumptions, and are not guarantees of future performance. Words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “may,” “will,” “could,” “seek,” “target,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include, without limitation, statements regarding the proposed acquisition of FST Development Company Limited, the anticipated timing and process for negotiating and executing definitive agreements (including within the 60-day exclusivity period and by late March 2026), the satisfaction of closing conditions, expected synergies and strategic benefits, projected reductions in development cycles and costs, accelerated time-to-market, planned integration of FST’s AI-driven control platforms, health-technology modules, and proprietary middleware into the Company’s product lines, and the Company’s potential entry into the AI health robotics market. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including, among others, that the letter of intent is non-binding and does not obligate either party to consummate the proposed transaction; the parties may not reach definitive agreements on the expected timeline or at all; confirmatory due diligence may yield findings that alter the parties’ plans or economic terms; failure to obtain necessary approvals from the respective boards of directors; failure to obtain, delays in obtaining, or imposition of burdensome conditions in connection with required regulatory approvals; failure to satisfy other closing conditions; the risk that the proposed transaction, if completed, may not achieve the anticipated strategic or financial benefits in the expected timeframe or at all; challenges integrating FST’s technologies, operations, personnel, and intellectual property; the pace of market adoption of intelligent and connected products and AI health robotics; reliance on third-party suppliers and manufacturing partners; protection and enforcement of intellectual property; cybersecurity, data privacy, and data governance risks; competitive responses; changes in economic, market, or industry conditions; availability of capital and financing on acceptable terms; and other risks and uncertainties described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
99.1	Press Release dated as of February 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 3, 2026	MASSIMO GROUP

	By:	/s/ David Shan
	Name:	David Shan
	Title:	Chief Executive Officer

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